Exhibit 99.1

Ascentium Capital, LLC Ascentium Equipment Receivables 2015-2 Trust Consulting Report November 24, 2015 For information related to this report, contact: CBIZ MHM, LLC 401 Plymouth Road, Suite 200 Plymouth Meeting, Pennsylvania 19462 M. Michael Aquino James McDonald Lead Managing Director Senior Manager
610.862.2737 610.862.2202 maquino@cbiz.com jwmcdonald@cbiz.com THIS REPORT IS FOR ASCENTIUM CAPITAL LLC’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY THIRD PARTY. Your Business Just Got Easier.

Ascentium Capital, LLC
Ascentium Equipment Receivables 2015-2 Trust
Consulting Report
Ascentium Capital, LLC Consulting Engagement
Name: Ascentium Equipment Receivables 2015-2 Trust
Address: Ascentium Capital, LLC
23970 Highway 59N
Kingwood, Texas 77339
Lead Consultants: James McDonald
Report Date: November 24, 2015
Examination Dates: November 19-24, 2015
Company Contact: Mr. Evan Wilkoff, Executive Vice President – Capital Markets Ascentium Capital, LLC 2

Ascentium Capital, LLC
Ascentium Equipment Receivables 2015-2 Trust
Consulting Report
November 24, 2015
PRIVATE & CONFIDENTIAL
Mr. Evan Wilkoff
Executive Vice President – Capital Markets Ascentium Capital, LLC
23970 Highway 59N Kingwood, Texas 77339
Dear Mr. Wilkoff,
Please find our enclosed Consulting Report (“the Report”) which was prepared at the request of Ascentium Capital, LLC, as Originator, Servicer and Sponsor (“Ascentium” or “the Client”) and Ascentium Equipment Receivables 2015-2 Trust as Issuer (“Issuer,” “ACER-2015” or “the Company”), in accordance with the terms of our engagement letter dated November 18, 2015.
Client Acknowledgements
By acceptance of the Report, you acknowledge that (1) you have determined that the procedures we performed are the procedures that you requested us to perform, that you are solely responsible for the sufficiency of such procedures for your purposes, and that you do not require us to perform any further procedures, (2) we make no representations and express no opinion as to the sufficiency of the procedures for your purposes and had we performed additional procedures, other matters might have come to our attention that would have been reported to you, (3) the procedures that we performed should not be taken to supplant additional inquiries and procedures that you should undertake in your evaluation of the Transaction, (4) you have made available to us all financial records and related data that you received from the Company that you believe are necessary for us to complete our procedures, and (5) the decision whether to consummate the Transaction lies solely with you, and neither our work nor our findings shall in any way constitute a recommendation whether you should or should not consummate the Transaction, or on what terms.
Limitations of Procedures
The procedures we performed do not constitute, in accordance with generally accepted auditing or other applicable professional standards, (1) an audit, review, or compilation of the Company’s historical financial statements or specified elements, accounts or items thereof as per the attestation standards established by the American Institute of Certified Public Accountants, (2) an examination or compilation of the Company’s prospective financial information, (3) an appraisal of the Company or of any of the Company’s assets or liabilities or (4) an examination of the Company’s internal controls, and, accordingly, we express no opinion, limited assurance or any other form of assurance thereon and our work cannot be relied upon to disclose errors, fraud or illegal acts that may exist.
The Report contains a description of the following:
(i) the type of assets;
(ii) the sample size;
(iii) how the sample size was determined and, if applicable, computed; and 3

Ascentium Capital, LLC
Ascentium Equipment Receivables 2015-2 Trust
Consulting Report
(iv) the scope and manner of the Services performed.
None of the engagement Scope Procedures or Report was intended to address, nor did they address, the following:
(i) the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
(ii) the value of collateral securing such assets; or
(iii) the compliance of the originator of the assets with federal, state, and local laws and regulations.
We have not verified the information we obtained or presented in the Report, unless specified therein.
Use of the Report
This letter and the Report are solely for your information and internal use and to assist you in the evaluation of the Transaction. You agree that without the prior written consent of CBIZ MHM, LLC (“CBIZ”), you will not circulate, quote or otherwise refer to this Report or a copy of all or any portion thereof. Notwithstanding the foregoing, you may provide copies of the Report in accordance with the terms and conditions set forth in the Engagement Letter dated November 18, 2015 and to your legal representatives or other professional advisors solely for their informational use in connection with the Transaction provided that (1) this letter shall be attached at the front of the Report at the time of disclosure, and (2) any such legal representative or other professional advisor has agreed to keep the Report confidential and fully releases CBIZ from any liability arising out of, or in reliance upon, this Report.
Updating the Report
We have no responsibility to update this letter or the Report for events or circumstances occurring after the date of this letter.
Very truly yours,
CBIZ MHM, LLC
By:
M. Michael Aquino, Lead Managing Director
CBIZ MHM, LLC
THIS REPORT IS FOR ASCENTIUM CAPITAL LLC’S INTERNAL USE ONLY AND SHOULD NOT BE RELIED UPON BY ANY THIRD PARTY. 4

Ascentium Capital, LLC
Ascentium Equipment Receivables 2015-2 Trust
Consulting Report
Legal Notice
This Report is provided solely to Ascentium for its internal use and information, pursuant to our Engagement Letter dated November 18, 2015 with no third party beneficiaries being created thereby, and is subject in all respects to the terms and conditions of that letter, including restrictions on disclosure of this Report to third parties.
If this Report is received by anyone other than Ascentium, the recipient is placed on notice that the attached Report has been prepared solely for Ascentium for their internal use and this Report and its contents may not be shared with or disclosed to anyone without the express written consent of Ascentium and CBIZ MHM, LLC. CBIZ MHM, LLC shall have no liability, and shall pursue all available legal and equitable remedies against recipient, for the unauthorized use or distribution of this Report to third parties.
Legal Representation
Client acknowledges and agrees that it is responsible for its own legal representation and guidance related to the Transaction and that it will consult its own legal resources before acting upon any deliverables CBIZ MHM, LLC provides under this Agreement. Client further acknowledges and agrees CBIZ MHM, LLC is not a law firm and is not providing legal advice or analysis and that CBIZ MHM, LLC has not engaged legal counsel with respect to the services, and that matters of legal interpretation are beyond the scope of the Services. CBIZ MHM, LLC expressly disclaims any and all responsibility for the accuracy, adequacy, completeness or appropriateness of any legal document, relating to the Transaction or otherwise, reviewed during the performance of Services as outlined herein. 5

Ascentium Capital, LLC
Ascentium Equipment Receivables 2015-2 Trust
Consulting Report
General Information
During this engagement, CBIZ MHM LLC held discussions with the following individuals (collectively, referred to as “management” in the report):
Contact Name Department
Evan Wilkoff Executive Vice President – Capital Markets
Bryan Wheeler Senior Vice President – Vendor Services
Note: All samples were selected on a judgmental basis unless specified by Ascentium Capital, LLC. Slight mathematically variances may be noted in the tables presented due to rounding.
Terminology
The following terminology is used throughout this Report and is based on discussions with management.
Ascentium Capital, LLC Ascentium or Ascentium Capital
ACER or Company Ascentium Equipment Receivables 2015-2 Trust
M Thousands
MM Millions
Closing Date April 14, 2015
Transfer Date November 30, 2015 6

Ascentium Capital, LLC
Ascentium Equipment Receivables 2015-2 Trust
Consulting Report
TABLE OF CONTENTS
STATEMENT OF WORK 8
I. Lessee Underwriting 11
II. Data Tape Testing 11
EXHIBITS
I.A Credit File Review 7

Ascentium Capital, LLC
Ascentium Equipment Receivables 2015-2 Trust
Consulting Report
STATEMENT OF WORK
PURSUANT TO THE CONSULTING AGREEMENT
DATED NOVEMBER 18, 2015 BY AND BETWEEN CBIZ MHM, LLC (“CBIZ”) AND ASCENTIUM CAPITAL, LLC (“ASCENTIUM” OR (“CLIENT”)
Relevant Entities:
Ascentium Capital, LLC, as Originator, Servicer and Sponsor (“Ascentium” or “Client”)
Ascentium Equipment Receivables 2015-2 Trust, (“ACER-2015”, “Issuer” and “the Company”)
Governing Legal Documents:
ACER 2015-2 Sale & Servicing Agreement
Time Periods to be tested:
Noted in the Detail Scope Below
Location:
Kingwood, TX
Additional Request:
Document all discussions and inquiries with management.
Note:
All samples were judgmentally selected. CBIZ selected the sample; Ascentium provided the required information to perform our testing.
Consultant report should provide for a glossary of defined terms, which will serve as a point of reference for all capitalized terms found in the consulting report.
Consultant report should provide for a table listing individuals at the Issuer that provided assistance and/or are referenced in the consultant report. Table should provide for the following: name, title, phone number, affiliation, and tenure.
Consultant report should separately identify material weaknesses from observations made that may represent improvements to the Issuer’s processes. 8

Ascentium Capital, LLC
Ascentium Equipment Receivables 2015-2 Trust
Consulting Report
I. Lessee Underwriting, Eligibility & Contract Files (25 contracts to be sampled) (“Sampled
Contracts”) (Note: Only select the Additional Contracts (defined in the legal documents) for each Additional Transfer Date (defined in the legal documents).
A. Lessee Underwriting
a. Obtain the contract files for the Sampled Contracts (only ACER – 2015) and note the following information from each contract and/or contract file:
1. Contract Number
2. Obligor Name
3. Obligor State
4. Lease Payments
5. Original Contract Term (Months)
6. Payment Frequency
7. Equipment type
8. Equipment cost
Compare Characteristics 1 through 6 to the corresponding information set forth on or derived from the Lease Agreement or Lease Addendum (collectively, the “Lease Agreement”);
Compare Characteristic 7 to the Lease Agreement or Invoice; and
Compare Characteristic 5 and 8 to the Lease Contract, Invoice, Discount of Loan or Booking
Information Sheet (collectively, the “Funding Agreement), as applicable.
Document testing results in a worksheet; any exceptions to the ACER–2015’s credit policies and procedures should be noted and discussed.
B. Data Tape Testing
a. Obtain a Data Tape of the ACER – 2015 Portfolio as of the Closing Date and perform the following tests:
1. As of each Additional Transfer Date, after giving effect to the transfer of Additional Contracts on such date, no Contract shall cause the aggregate Principal Balances of Contracts of a single Obligor (when combined with its Affiliates) to exceed 0.65% of the Pool Balance after giving effect to such transfer;
2. As of each Additional Transfer Date, after giving effect to the transfer of Additional Contracts on such date, no Contract shall cause the aggregate Principal Balances of Contracts (A) of equipment type “Medical” or (B) relating to Obligors primarily engaged in any single Industry Segment, in each case, to exceed 26.00% of the Pool Balance after giving effect to such transfer;
3. As of each Additional Transfer Date, after giving effect to the transfer of Additional Contracts on such date, no Contract shall:
i. cause the weighted average Discounted Contract Principal Balance of the Contracts to be greater than $50,000; (see note on scope modification below) 9

Ascentium Capital, LLC
Ascentium Equipment Receivables 2015-2 Trust
Consulting Report
ii. cause the weighted average original term to maturity of the Contracts to be greater than 57 months;
iii. cause the weighted average FICO® score of the Obligors to be less than 750;
iv. cause the weighted average SBSS score of the Obligors to be less than 200;
v. cause the aggregate Principal Balances of Contracts of the top 15 Obligors (by Principal Balance, when combined with their respective Affiliates) to exceed 5.50% of the Pool Balance after giving effect to such transfer;
vi. cause the aggregate Principal Balances of Contracts with original terms to maturity of greater than 72 months to exceed 4.25% of the Pool Balance after giving effect to such transfer;
vii. cause the aggregate Principal Balances of Contracts for which the Obligor’s billing address is in California, Texas, New York and any other single state to exceed 20.50%, 14.50%, 9.00% and 8.00%, respectively, of the Pool Balance after giving effect to such transfer.
Scope Modification:
Scope Step B.a.3.i
Based on discussions with management, there was a typo in the Governing Legal Documents. Per management, it should read Average Discounted Principal Balance to be greater than $50,000 instead of Weighted Average Discounted Principal Balance to be greater than $50,000. 10

Ascentium Capital, LLC
Ascentium Equipment Receivables 2015-2 Trust
Consulting Report
I. Lessee Underwriting
The Company supplied the consultants with the contract files for 25 judgmentally selected contract files (Exhibit I.A) in the ACER-2015 portfolio as of November 18, 2015.
Utilizing the information within each file, the consultants were requested to note the following:
1. Contract Number
2. Obligor Name
3. Obligor State
4. Lease Payments
5. Original Contract Term (Months)
6. Payment Frequency
7. Equipment type
8. Equipment cost
Characteristics 1 through 6 were set forth or derived from the Lease Agreement or Lease Addendum (collectively, the “Lease Agreement”).
Characteristics 5 and 8 were compared to the Lease Contract, Invoice, Discount of Loan or Booking Information Sheet (collectively, the “Funding Agreement”)
Characteristic 7 was compared to the Lease Agreement or Invoice.
Based on information provided, the consultants were able to verify the above information to supporting documentation with no exceptions noted.
Please see the attached Exhibit I.A for an overview of the sample testing details.
II. Data Tape Testing
The consultants obtained a Data Tape of the ACER – 2015 Portfolio as of November 18, 2015. Per discussions with management, there have been no additional transfers from the Closing Date of April 14, 2015 to our testing with the next proposed Transfer Date to occur on November 30, 2015, per management. The consultants were requested to compare various data as of the Closing Date and each additional proposed Transfer Date as calculated by the Company. As stated above, there have been no additional Transfer Dates since the Closing Date except the expected Transfer Date to occur on November 30, 2015.
Our testing is as follows:
1. No Contract shall cause the aggregate Principal Balances of Contracts of a single obligor (when combined with its Affiliates) to exceed 0.65% of the Initial Pool Balance.
Based on our testing, the largest single obligor (Lease # 2146543) balance of $1,286,157.34 totaled 0.4656% of the total portfolio net present value as of the testing date. Thus, the Company is compliant.
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Ascentium Capital, LLC
Ascentium Equipment Receivables 2015-2 Trust
Consulting Report
2. As of the Closing Date, no Contract shall cause the aggregate Principal Balances of Contracts (A) of equipment type “Medical” or (B) relating to obligors primarily engaged in any single Industry Segment, in each case, to exceed 26.00% of the Initial Pool Balance.
Based on our testing, the Company is compliant as Medical Equipment Type totaled 22.03% with the next largest Industry Segments Titled Vehicles and Furniture/Fixtures Display and Storage totaling 16.60% and 15.98%, respectively.
3. As of the Closing Date, no Contract shall:
i. Cause the weighted average Discounted Contract Principal Balance of the Contracts to be greater than $50,000.
Based on discussions with management, there is a typo in the Governing Legal Documents and it should read the “Average Discounted Contract Principal Balance of the Contracts to be greater than $50,000”.
Based on our testing, the Company is compliant as the Average Discounted Contract Principal Balance is $47,711.01 as of the most recent Transfer Date.
ii. Cause the weighted average original term to maturity of the Contracts to be greater than 57 months.
Based on our testing, the Company is compliant as the weighted average original term to maturity totaled 55.6 months as of the most recent Transfer Date.
iii. Cause the weighted average FICO score of the Obligors to be less than 750.
Based on our testing, Company is compliant as the weighted average FICO score is 758.2 as of the Closing Date.
iv. Cause the weighted average SBSS score of the Obligors to be less than 200.
Based on our testing, Company is compliant as the weighted average SBSS score is 200.9 as of the Closing Date.
v. Cause the aggregate Principal Balances of Contracts of the top 15 Obligors (Aggregate Principal Balance with respective affiliates) to exceed 5.50% of the Pool Balance.
Based on our testing, Company is compliant as the top 15 Obligors total 4.26% of the Pool Balance as of Closing Date.
vi. Cause the aggregate Principal Balances of Contracts with original terms to maturity of greater than 72 months to exceed 4.25% of the Pool Balance.
Based on our testing, Company is compliant as the aggregate Principal Balances of Contracts with original terms to maturity of greater than 72 months is 3.19% as of the Closing Date.
vii. Cause the aggregate Principal Balances of Contracts for which the Obligor’s billing address is in California, Texas, New York and any other single state to exceed 20.50%, 14.50%, 9.00% and 8.00%, respectively, of the Pool Balance after giving effect to such transfer
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Ascentium Capital, LLC
Ascentium Equipment Receivables 2015-2 Trust
Consulting Report
Based on our testing, the Company is compliant as the aggregate Principal Balances of Contracts for California, Texas and New York are 19.26%, 13.56% and 7.01%, respectively as of the most recent Transfer Date. Additionally, the next largest state concentration was Florida at 6.71% as of the Closing Date.
The table below summarizes our testing results versus the criteria established in the legal documents.
Criteria Per Legal Documents Trigger Calculation
Maximum Average Discounted Balance $50,000 $47,711
Maximum Weighted Avg. Original Terms to Maturity 57 Months 55.6 Months
Minimum Weighted Avg. FICO Score 750 758.2
Minimum Weighted Avg. SBSS Score 200 200.9
Aggregate Principal Balances of Top 15 Obligors (Limit) 5.50% 4.26%
Aggregate Principal balances Original Terms to Maturity > 72 months (Limit) 4.25% 3.19%
Aggregate Principal Balances – California (Limit) 20.50% 19.26%
Aggregate Principal Balances – Texas (Limit) 14.50% 13.56%
Aggregate Principal Balances – New York (Limit) 9.00% 7.01%
Aggregate Principal Balances – Florida (Limit Next Largest Concentration) 8.00% 6.71%
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Ascentium Capital, LLC
Ascentium Equipment Receivables 2015-2 Trust
Consulting Report
ASCENTIUM CAPITAL, LLC EXHIBIT I.A
Lease File Review—ACER 2015
as of November 2015
Contract (1) Obligor Lease Original Contract Payment Equipment Equipment
Number Obligor Name State Payments Term (Months) Frequency Type Cost Comments
1 2162186 IL $387 36 Monthly Wireless Communications Equipment $11,714.81
2 2163650 MO 340 48 Monthly Point of Sale System 12,666.59
3 2132844 WA 2,038 12 Monthly AutoCAD System 23,260.43
4 2156686 CA 1,915 24 Monthly Dental Equipment 40,282.92
5 2161564 MI 1,389 36 Monthly Lighting Equipment 44,323.34 Total equip cost in Aspire/LP = $50,000.00, less Blind discount of $5,676.66 = Amt Financed of $44,323.34 per both systems
6 2154740 PR 1,045 60 Monthly Leasehold Improvements 50,000.00
7 2162271 CA 1,812 36 Monthly Medical Equipment 77,386.00 Equipment cost less down payment of $20,000
8 2162667 GA 6 @ $99/60 @ $1,899 66 Monthly Software Licenses & Devices 75,000.00
9 2110971 FL 265 60 Monthly Medical Equipment 12,840.42 Rewrite done in May/June 2012 to lower amount financed and monthly payment amount.
See attached.
10 2111240 NY 1,647 60 Monthly Food Processing Equipment 74,241.00
11 2113087 NJ 213 60 Monthly Office Equipment 10,185.82
12 2114719 FL 1,915 48 Monthly Audio/Video Equipment 73,708.79
13 2144289 LA 1 @ $54,996.60/59 @ $4,748.09 60 Monthly MRI—Medical Equipment 274,983.00
14 2145125 WI 93 48 Monthly Point of Sale System 3,163.44 McKee Foods deal. First payment is booked at base amount of $88.07, then all future payments are adjusted to include added sales tax. Contract says “plus applicable taxes”. So deal is booked in both systems as 1 @ $88.07 followed by 47 @ $93.06
15 2147548 NM 36 @ $5,468.58/1 @ $9,300.65 37 Monthly DirecTV System and TVs 186,013.00
16 2148802 NV 3 @ $99.00 / 57 @ $394.04 60 Monthly DirecTV System 18,000.00
17 2149086 MN 1 @ $10,176.92/23 @ $3,982.28 24 Monthly Medical Equipment 101,769.20 No interest financing vendor program with Blind Discount of $7,196.71. Net amount financed and paid to vendor was $94,572.49 as shows in both systems.
18 2151522 TN 2,161 60 Monthly Gas Station Equipment 100,000.00
19 2154765 NC 280 36 Monthly DirecTV System and TVs 8,750.00 Vendor pass-thru program. Total payment of $464.66 is split as $280.29 to AC, $164.75 vendor pass-thru to Epic Vue, and $19.62 in state sales tax. Matches amounts in both systems.
20 2152730 MI 271 24 Monthly Lighting Equipment 25,276.00 Both systems show total cost of $25,276.00 (which includes contractor fee of $252.76 paid to Michigan Saves) less Michigan Saves subsidy/discount of $1,964.44 for net amount financed of $23,311.56. Vendor invoice matches said equipment cost.
21 2155048 MS 677 36 Monthly Yacht Trailer 40,000.00 Equipment cost less down payment of $20,000
22 2157834 VA 987 48 Monthly Medical Equipment 37,497.50
23 2159391 ID 581 36 Monthly Tanning Equipment 18,000.00
24 2160879 TN 413 36 Monthly LED Sign Equipment 11,964.39
25 2162089 AZ 1,280 60 Monthly Furniture & Fixtures 63,625.06
Average $985 44 $55,786.07
Minimum $93 12 $3,163.44
Maximum $2,161 66 $274,983.00
(1) The Obligor Name was agreed from the data tape to the credit file without any exceptions.
The Obligor Name is hidden for confidentiality purposes.
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